EXHIBIT 99.2

4th Quarter flash report 2010 www.inlandwestern.com PORTFOLIO SUMMARY Total proceeds raised $4.5 billion Cost of equity raised1 $457 million Shares outstanding 477 million Total square feet managed2 46 million Number of properties managed2 311 Total investment in properties3 $5.7 billion Percent leased including signed leases 90.2% Economic occupancy 88.6% Debt to total assets 58.8% Cumulative distributions per share $3.70 Distributions reinvested $676 million Shares repurchased $432 million 2010 COMPANY HIGHLIGHTS Refinanced and repaid $1.1 billion in maturing debt Reduced total indebtedness by $353.7 million Executed 531 new and renewal leases for 4.2 million square feet Increased percent leased including signed leases 180 basis points to 90.2% at December 31, 2010 Generated $184 million in operating cash flows Increased quarterly distribution five consecutive periods Closed on eight partial sales of operating properties to our RioCan joint venture for $160 million with net proceeds of $49 million, resulting in the joint venture assuming $98 million of mortgage debt Sold eight non-core assets for $105 million, extinguishing $107 million in debt, for net proceeds of $21 million 1) No acquisition fees were paid. 2) Includes consolidated and unconsolidated properties. 3) 90% of capital raised was invested in properties, among the highest in the industry. STRATEGY Acquire and manage a diverse national retail portfolio comprised of strategically located assets that are primarily anchored or shadow anchored by strong national and regional grocers, discount retailers and other retailers that provide basic household goods or clothing. Diversify by geography, retail property type and tenant base to reduce risk of overexposure. Manage portfolio effectively and regularly review the portfolio to identify opportunities. STRONG ANCHORS 29 14 36 27 15 7 12 26 11 21 42 Store Names # of Locations1 1) Owned and shadow anchors as of 12/31/10. 2) Includes T.J. Maxx, Marshalls, A.J. Wright and HomeGoods stores. 2 Best Buy 3.2% TJX Companies 2.4% Rite Aid 2.4% Stop & Shop 2.3% Bed Bath & Beyond 2.1% Home Depot 2.1% Ross Dress For Less 2.0% PetSmart 2.0% The Sports Authority 1.9% Kohl’s 1.8% Top Retail Tenants % of Retail Annualized Base Rent* *Based on total square feet managed. *Based on consolidated retail operating properties. *Based on GLA as of 12/31/10. CONSOLIDATED RETAIL OPERATING PORTFOLIO* TENANTS GEOGRAPHY* 04/11 Washington Oregon Arizona New Mexico Texas Oklahoma Kansas Colorado Utah Nevada California Idaho Montana North Dakota South Dakota Nebraska Minnesota Iowa Missouri Arkansas Mississippi Alabama Louisiana Florida Georgia Tennessee Wisconsin Illinois Indiana Ohio Michigan entucky New Jersey New York Conn. R.I. Mass. N.H. Maine Wyoming Pennsylvania Virginia West Delaware Vt. Carolina North Carolina Virginia Md. South 4,004,066 SF 9,785,931 SF 1,796,618 SF 2,120,801 SF 2,299,635 SF 4,244,623 SF Total GLA by State More than 5 MSF +1-5 MSF Less than 1 MSF Community Center 26% Neighborhood Center 9% Power Center 45% Lifestyle Center 9% Single User 11%

CONSOLIDATED RETAIL OPERATING PROPERTIES LEASE EXPIRATION SCHEDULE[1]


(Square Feet)
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
4.9%
6.9%
9.5%
13.0%
10.8%
7.1%
5.1%
3.4%
6.2%
6.6%
Average 7.3%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Multi-Tenant
Single Tenant

1) Excludes month-to-month leases.

MORTGAGE DEBT MATURITY SCHEDULE


Debt ($000s)
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
2011 1
2012
2013
2014
Paid, Refinanced, Extended & Forgiven 2
Under Application or Commitment
Remaining to be Addressed

Debt maturities exclude standard amortization, net mortgage premium of $17.5 million and net mortgage discount of $2.5 million as of 12/31/10.

1) Mortgage debt status is as of 2/23/11. The 2011 debt maturities include $123.2 million of mortgages payable that had matured as of 12/31/10.
2) Includes $163.0 million of mortgages that were repaid using proceeds from our senior secured credit facility, which was amended and restated on February 4, 2011, and the underlying properties were added as collateral to that facility.

DISTRIBUTION HISTORY

Since inception, the company has paid gross distributions of **$1.3 billion**.


$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
6.0%
6.6%
6.4%
6.4%
6.4%
7.5%
2.6%
2.5%
2003 (inception year)
2004
2005
2006
2007
2008
2009
2010
Cash Flows From Operations
Gross Distributions

Yield based on annual statement of valuation with the exception of 2010, which was based on the last published valuation.

CASH FLOW HISTORY AND DISTRIBUTIONS

(in thousands)	3 Months Ended 12/31/10	3 Months Ended 9/30/10	3 Months Ended 6/30/10	3 Months Ended 3/31/10
Funds from Operations [1]	$ 41,013	$ 36,559	$ 21,823	$ 35,775
Cash Flow From Operations	$ 30,400	$ 59,661	$ 55,396	$ 38,615
Distributions Declared	26,851	24,248	22,371	21,109
Excess	$ 3,549	$ 35,413	$ 33,025	$ 17,506

1) Funds from Operations is a non-GAAP measure, and is calculated as follows:

	3 Mo. Ended 12/31/10	3 Mo. Ended 9/30/10	3 Mo. Ended 6/30/10	3 Mo. Ended 3/31/10
Net loss attributable to Company shareholders	$ (3,411)	$ (24,527)	$ (38,349)	$ (28,556)
Add: Deprection and amortization	68,694	67,171	64,390	67,245
Less: Noncontrolling interests' share of depreciation related to consolidated joint ventures	(3,583)	(2,837)	(2,740)	(2,862)
Funds from Operations	$ 41,013	$ 36,559	$ 21,823	$ 35,775


BEST BUY

AWARD WINNING MARKETING PROGRAMS BENEFIT RETAILERS AND CONSUMERS

Inland Western's marketing team partners with retailers and community groups to create one of a kind marketing programs that drive traffic, enhance retail sales and make an impact on the community. The marketing team was recognized by the International Council of Shopping Centers with 7 US Silver MAXI Awards for its innovative events and programs in 2009.


facebook
twitter

Over 25,327 fans and followers receive regular information regarding events, special offers and giveaways, which drive retail sales.

INLAND WESTERN
Retail Real Estate Trust, Inc.

2901 BUTTERFIELD ROAD
OAK BROOK, IL 60523
www.inlandwestern.com

CONTACT
Inland Western Investor Relations
ir@inland-western.com
800.541.7661

Safe Harbor Statement Forward-looking statements are statements that are not historical including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." The Company intends that such forward-looking statements be subject to the safe harbors created by section 27A of the Securites Act of 1933 and Section 21E of the Securites Exchange Act of 1934. There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please see the company's Annual Report on Form 10-K and each Quarterly Report filed on Form 10-Q. Inland Western Retail Real Estate Trust, Inc. disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information or future events.

INLAND

The Inland name and logo are registered trademarks being used under license.

"Inland" refers to some or all of the entities that are part of The Inland Real Estate Group of Companies, Inc., a company that is comprised of separate legal entities, some of which may be subsidiaries of the same entity, affiliates of each other, share some common ownership or were previously sponsored by Inland Real Estate Investment Corporation. The companies depicted in the photographs and logos herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland Western Retail Real Estate Trust, Inc. by the companies. Further, none of these companies are affiliated with Inland Western Retail Real Estate Trust, Inc. in any manner other than being a tenant in properties owned by Inland Western Retail Real Estate Trust, Inc.